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As filed with the Securities and Exchange Commission on April 7, 2006

Registration No. 333-132480

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
FORM S-1
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

RBC BEARINGS INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	3562 (Primary Standard Industrial Classification Code number)	95-4372080 (I.R.S. Employer Identification No.)
One Tribology Center Oxford, CT 06478 Telephone: (203) 267-7001 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
Telephone: (800) 927-9800
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

Copies to:
Joshua N. Korff, Esq. Kirkland & Ellis LLP Citigroup Center 153 East 53rd Street New York, New York 10022-4611 (212) 446-4800	Valerie Ford Jacob, Esq. Stuart H. Gelfond, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 (212) 859-8000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.    ☐

        If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, par value $0.01 per share(2)	$159,859,074	$17,104.92(3)

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2)
Includes amount attributable to shares of Common Stock that may be purchased by the underwriters under an option to purchase additional shares.

(3)
Previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution

        The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by RBC Bearings Incorporated in connection with the offer and sale of the securities being registered. All amounts are estimates except the SEC registration fee and the NASD filing fee.

SEC registration fee	$17,104.92
NASD filing fee	16,486.00
Transfer Agent's Fee	2,000.00
Printing and engraving costs	250,000.00
Legal fees and expenses	215,000.00
Accounting fees and expenses	125,000.00
Miscellaneous	1,500.00

Total	$627,090.92

Item 14.    Indemnification of Directors and Officers

        Delaware.    The General Corporation Law of the State of Delaware ("DGCL") authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. The certificates of incorporation of the Delaware registrants include a provision that eliminates the personal liability of directors for monetary damages for actions taken as a director, except for liability for breach of duty of loyalty; for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; under Section 174 of the DGCL (unlawful dividends and stock repurchases); or for transactions from which the director derived improper personal benefit.

        The certificates of incorporation of the Delaware registrants provide that these registrants must indemnify their directors and officers to the fullest extent authorized by the DGCL and must also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

        The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our certificate of incorporation, our bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        The purchase agreement to be entered into between RBC Bearings Incorporated and the underwriters in connection with this offering will include provisions pursuant to which the underwriters indemnify the directors and officers of RBC Bearings Incorporated.

        RBC Bearings Incorporated maintains insurance to protect itself and its directors and, officers and those of its subsidiaries against any such expense, liability or loss, whether or not it would have the power to indemnify them against such expense, liability or loss under applicable law.

Item 15.    Recent Sales of Unregistered Securities

        Set forth in chronological order is information regarding all securities sold and employee stock options granted since April 1, 2002 by us. Also included is the consideration, if any, received for such securities, and information relating to the section of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission pursuant to which the following issuances were exempt from registration. None of these securities were issued under the Securities Act. No award of options involved any sale under the Securities Act. No sale of securities involved the use of an underwriter and no commissions were paid in connection with the sales of any securities. All shares amounts set forth in this Item 15 are prior to giving effect to our 5-for-2 stock split which will be completed prior to the consummation of this offering.

        1.     At various times during the period from April 2002 through July 2005, we granted options pursuant to our 2001 Stock Option Plan, as amended, to purchase an aggregate of 186,697 shares of our Class A Common Stock to employees and directors at exercise prices of $8.00, $20.00 and $30.00.

        Following the reclassification of our shares, all outstanding options to purchase our Class A Common Stock became exercisable into shares of our newly created common stock in accordance with the terms of our 2001 Stock Option Plan, as amended.

        2.     During fiscal year 2005, upon the exercise of options granted pursuant to our 2001 Stock Option Plan, as amended, we issued 13,866 shares of our Class A Common Stock for an aggregate purchase price of $34,542.80 to one of our former directors and his affiliates.

        3.     During fiscal year 2005, upon the exercise of options granted pursuant to our 1998 Stock Option Plan, as amended, we issued 10,000 shares of our Class A Common Stock for an aggregate purchase price of $134,347.70 to one of our employees and, upon the exercise of warrants pursuant to a warrant agreement between us and such employee, we issued 7,504 shares of our Class A Common Stock for an aggregate purchase price of $74,987.47 to the employee.

        4.     On July 29, 2002, we issued and sold 240,000 shares of Class B Exchangeable Convertible Participating Preferred Stock of RBCI for an aggregate purchase price of $24.0 million to Dr. Hartnett and an affiliate of Whitney RBHC Investor, LLC.

        5.     On February 6, 2003, we issued and sold 1,008.41 shares of Class A preferred stock for $3,000.00 per share, or an aggregate purchase price of approximately $3.0 million to Dr. Hartnett and an affiliate of Whitney RBHC Investor, LLC. On February 10, 2002, we exercised our option to repurchase such stock for the purchase price plus all accrued dividends. Accordingly, no Class A preferred stock is outstanding as of the date hereof.

        The issuances of the securities described in paragraph 1 were exempt from registration under the Securities Act under Rule 701, as transactions pursuant to compensatory benefit plans and contracts relating to compensation as provided under such Rule 701. The recipients of such options and common stock were our employees and directors, who received the securities under our compensatory benefit plans or a contract relating to compensation. Appropriate legends were affixed to the share certificates issued in such transactions. All recipients either received adequate information from us or had adequate access, through their employment with us or otherwise, to information about us.

        The issuances of the securities described in paragraphs 2 through 5 were exempt from registration under the Securities Act in reliance on Section 4(2) because the issuance of securities to recipients did not involve a public offering. The recipients of securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to resale or distribution thereof, and appropriate legends were affixed to share certificates and warrants issued in such transactions. Each of the recipients of securities in the transactions described in paragraphs 2 through 5 were accredited persons and had adequate access, through employment, business or other relationships, to information about us.

Item 16.    Exhibits and Financial Statement Schedules

(a)
Exhibit.    The following exhibits are filed as part of this Registration Statement.

1.1	Form of Purchase Agreement.**
3.1
Amended and Restated Certificate of Incorporation of RBC Bearings Incorporated dated August 13, 2005 as filed with Amendment No. 4 to RBC Bearings Incorporated's Registration Statement on Form S-1, file No. 333-124824 (the "Registration Statement") dated August 8, 2005 is hereby incorporated by reference herein.
3.3	Bylaws of RBC Bearings Incorporated, as filed as Exhibit 3.3 to Amendment No. 4 to the Registration Statement dated August 8, 2005 is hereby incorporated by reference herein.
4.3
Form of stock certificate for common stock, as filed as Exhibit 4.3 to RBC Bearings Incorporated's Amendment No. 3 to Registration Statement dated August 4, 2005 is hereby incorporated by reference herein.
5.1	Form of Opinion of Kirkland & Ellis LLP.**
10.1	Fifth Amended and Restated Credit Agreement, dated as of August 15, 2005, filed as Exhibit 99.1 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.2
Stock Option Plan of RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.), dated as of February 18, 1998 with form of agreement filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.3
Form of Stock Transfer Restriction Agreement between RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) and certain of its stockholders filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.4
Amended and Restated 2001 Stock Option Plan of RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.), dated October 24, 2003 filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.5	Form of 2005 Long Term Equity Incentive Plan filed as Exhibit 10.5 to Amendment No. 2 to the Registration Statement on Form S-1 dated July 26, 2005 is hereby incorporated by reference herein.
10.6
Agreement of Lease between Robear West Trenton Associates, L.P. and Roller Bearing Company of America, Inc., dated February 10, 1999, for West Trenton, New Jersey premises filed as Exhibit 10.6 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.7
First Amendment to Office Lease, dated July 26, 2004, between Robear West Trenton Associates, L.P. and Roller Bearing Company of America, Inc. filed as Exhibit 10.7 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.8
Indenture of Lease dated March 31, 2004 between Roller Bearing Company of America, Inc., and Raymond Hunicke, LLC, a Connecticut limited liability company filed as Exhibit 10.8 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.

10.9
Executed counterpart of the Pledge and Security Agreement, dated as of September 1, 1994, between Roller Bearing Company of America, Inc., Heller Financial, Inc. and Mark Twain Bank filed as Exhibit 10.9 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.10
Loan Agreement, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Roller Bearing Company of America, Inc. with respect to the Series 1994A Bonds filed as Exhibit 10.10 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.11
Trust Indenture, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Mark Twain Bank, as Trustee, with respect to the Series 1994A Bonds filed as Exhibit 10.12 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.12
Loan Agreement, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Roller Bearing Company of America, Inc., with respect to the Series 1994B Bonds filed as Exhibit 10.13 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.13
Trust Indenture, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Mark Twain Bank, as Trustee, with respect to the Series 1994B Bonds filed as Exhibit 10.14 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.14
Collective Bargaining Agreement between Heim, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, U.A.W., and Amalgamated Local 376, U.A.W., expires January 31, 2008 filed as Exhibit 10.15 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.15
Collective Bargaining Agreement between Roller Bearing Company of America, Inc. and the International Union U.A.W. and its Local 502, expires June 30, 2007 filed as Exhibit 10.15 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.16
Collective Bargaining Agreement between Tyson Bearing Company, Inc. and the United Steelworkers of America, AFL-CIO, Local 7461-01, expires June 13, 2008 filed as Exhibit 10.18 to Amendment No. 2 to the Registration Statement on Form S-1 dated July 26, 2005 is hereby incorporated by reference herein.
10.17
Employment Agreement, dated as of July 1, 2005, between the Company and Michael J. Hartnett, Ph.D filed as Exhibit 10.19 to Amendment No. 4 to the Registration Statement dated August 8, 2005 is hereby incorporated by reference herein.
10.18
Amended and Restated Promissory Note, dated as of December 15, 2000, for $500,000, made by Michael J. Hartnett, Ph.D. and payable to Roller Bearing Company of America, Inc filed as Exhibit 10.20 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.19
Loan Agreement, dated as of April 1, 1999, by and between California Infrastructure and Economic Development Bank and Roller Bearing Company of America, Inc filed as Exhibit 10.21 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.20
Indenture Of Trust, dated as of April 1, 1999, between California Infrastructure and Economic Development Bank and U.S. Bank Trust National Association, as Trustee filed as Exhibit 10.22 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.

10.21
Tax Regulatory Agreement, dated as of April 1, 1999, by and among California Infrastructure and Economic Development Bank, U.S. Bank Trust National Association, as Trustee, and Roller Bearing Company of America, Inc filed as Exhibit 10.23 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.22
Lease Agreement, dated as of December 17, 1999, between Schaublin SA and RBC Schaublin SA filed as Exhibit 10.24 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.23
Lease by and among ABCS Properties, LLC, Michael H. Short and Lynn C. Short and Bremen Bearings, Inc. dated August 31, 2001 filed as Exhibit 10.25 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.24
Guarantee dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.2 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.25	Security Agreement, dated May 30, 2002, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.26	Pledge Agreement, dated May 30, 2002, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.27
Pledge Agreement, dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.3 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.28
Master Reaffirmation, dated August 15, 2005, by and among the Company and certain of its subsidiaries and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.4 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.29
Master Reaffirmation and Amendment to Loan Documents, dated June 29, 2004, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.30
Lease Agreement dated May 17, 2004 by and between Shadowmoss Properties, LLC, a South Carolina limited liability company and Roller Bearing Company of America, Inc filed as Exhibit 10.33 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.31
Credit Agreement, dated December 8, 2003, between Credit Suisse and Schaublin SA filed as Exhibit 10.34 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.32
Amendment No. 1 to Credit Agreement, dated November 8, 2004, between Credit Suisse and Schaublin SA filed as Exhibit 10.35 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.33	Letter Agreement by and among RBC Bearings Incorporated, Roller Bearing Company of America, Inc. Whitney & Co. and Dr. Michael J. Hartnett dated June 17, 2005.
10.34
Second Amended and Restated Stockholders' Agreement by and among RBC Bearings Incorporated, Whitney RBHC Investors, LLC, Whitney V.L.P., Dr. Michael J. Hartnett and Hartnett Family Investments, L.P. dated February 6, 2003 filed as Exhibit 10.37 to Amendment No. 4 to the Registration Statement dated August 9, 2005 is hereby incorporated by reference herein.

10.35
Amendment No. 1 dated August 13, 2005 to the Second Amended and Restated Stockholders' Agreement by and among RBC Bearings Incorporated, Whitney RBHC Investors, LLC, Whitney V.L.P., Dr. Michael J. Hartnett and Hartnett Family Investments, L.P. dated February 6, 2003, filed as Exhibit 10.38 to Amendment No. 4 to the Registration Statement dated August 9, 2005 is hereby incorporated by reference herein.
10.36	Purchase Agreement dated August 9, 2005 filed as Exhibit 1.1 on Form 8-K dated August 15, 2005 is hereby incorporated by reference herein.
14.1	Code of Ethics of the Registrant filed as Exhibit 14 to Form 10-Q dated February 14, 2006 is hereby incorporated by reference herein.
21.2	Subsidiaries of the Registrant.
23.1	Consent of Ernst & Young LLP.
23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).**
23.3	Consent of Valuation Research Corporation.
23.4	Consent of The Freedonia Group, Incorporated.
24.1	Powers of Attorney.

*
To be filed by amendment.

**
Filed herewith.

(b)   Financial Statement Schedules

Schedule II—Valuation and Qualifying Accounts

        The schedule entitled "Schedule II—Valuation and Qualifying Accounts" set forth on page F-60 of the Company's Consolidated Financial Statements is hereby incorporated by reference herein.

Item 17.    Undertakings

1.
The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

2.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by the registrant against such liabilities, other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

3.
The undersigned registrant hereby undertakes that

  (i)
  For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (ii)
  For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oxford, Connecticut on April 7, 2006.

RBC BEARINGS INCORPORATED
By:	/s/ DANIEL A. BERGERON
	Name:	Daniel A. Bergeron
	Title:	Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 7, 2006.

Signature	Title

* Dr. Michael J. Hartnett	Chief Executive Officer (Principal Executive Officer and Chairman)
/s/ DANIEL A. BERGERON Daniel A. Bergeron	Chief Financial Officer (Principal Financial and Accounting Officer)
* Robert Anderson	Director
* Richard R. Crowell	Director
* William P. Killian	Director
* Michael Stone	Director
* Dr. Alan B. Levine	Director

* Dr. Amir Faghri	Director
* Dr. Thomas J. O'Brien	Director
*By:	/s/ DANIEL A. BERGERON Daniel A. Bergeron as attorney-in-fact

EXHIBIT INDEX

1.1	Form of Purchase Agreement.**
3.1
Amended and Restated Certificate of Incorporation of RBC Bearings Incorporated dated August 13, 2005 as filed with Amendment No. 4 to RBC Bearings Incorporated's Registration Statement on Form S-1, file No. 333-124824 (the "Registration Statement") dated August 8, 2005 is hereby incorporated by reference herein.
3.3	Bylaws of RBC Bearings Incorporated, as filed as Exhibit 3.3 to Amendment No. 4 to the Registration Statement dated August 8, 2005 is hereby incorporated by reference herein.
4.3
Form of stock certificate for common stock, as filed as Exhibit 4.3 to RBC Bearings Incorporated's Amendment No. 3 to Registration Statement dated August 4, 2005 is hereby incorporated by reference herein.
5.1	Form of Opinion of Kirkland & Ellis LLP.**
10.1	Fifth Amended and Restated Credit Agreement, dated as of August 15, 2005, filed as Exhibit 99.1 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.2
Stock Option Plan of RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.), dated as of February 18, 1998 with form of agreement filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.3
Form of Stock Transfer Restriction Agreement between RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) and certain of its stockholders filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.4
Amended and Restated 2001 Stock Option Plan of RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.), dated October 24, 2003 filed as Exhibit 10.2 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.5	Form of 2005 Long Term Equity Incentive Plan filed as Exhibit 10.5 to Amendment No. 2 to the Registration Statement on Form S-1 dated July 26, 2005 is hereby incorporated by reference herein.
10.6
Agreement of Lease between Robear West Trenton Associates, L.P. and Roller Bearing Company of America, Inc., dated February 10, 1999, for West Trenton, New Jersey premises filed as Exhibit 10.6 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.7
First Amendment to Office Lease, dated July 26, 2004, between Robear West Trenton Associates, L.P. and Roller Bearing Company of America, Inc. filed as Exhibit 10.7 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.8
Indenture of Lease dated March 31, 2004 between Roller Bearing Company of America, Inc., and Raymond Hunicke, LLC, a Connecticut limited liability company filed as Exhibit 10.8 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.9
Executed counterpart of the Pledge and Security Agreement, dated as of September 1, 1994, between Roller Bearing Company of America, Inc., Heller Financial, Inc. and Mark Twain Bank filed as Exhibit 10.9 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.

10.10
Loan Agreement, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Roller Bearing Company of America, Inc. with respect to the Series 1994A Bonds filed as Exhibit 10.10 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.11
Trust Indenture, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Mark Twain Bank, as Trustee, with respect to the Series 1994A Bonds filed as Exhibit 10.12 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.12
Loan Agreement, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Roller Bearing Company of America, Inc., with respect to the Series 1994B Bonds filed as Exhibit 10.13 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.13
Trust Indenture, dated as of September 1, 1994, between the South Carolina Job—Economic Development Authority and Mark Twain Bank, as Trustee, with respect to the Series 1994B Bonds filed as Exhibit 10.14 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.14
Collective Bargaining Agreement between Heim, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, U.A.W., and Amalgamated Local 376, U.A.W., expires January 31, 2008 filed as Exhibit 10.15 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.15
Collective Bargaining Agreement between Roller Bearing Company of America, Inc. and the International Union U.A.W. and its Local 502, expires June 30, 2007 filed as Exhibit 10.15 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.16
Collective Bargaining Agreement between Tyson Bearing Company, Inc. and the United Steelworkers of America, AFL-CIO, Local 7461-01, expires June 13, 2008 filed as Exhibit 10.18 to Amendment No. 2 to the Registration Statement on Form S-1 dated July 26, 2005 is hereby incorporated by reference herein.
10.17
Employment Agreement, dated as of July 1, 2005, between the Company and Michael J. Hartnett, Ph.D filed as Exhibit 10.19 to Amendment No. 4 to the Registration Statement dated August 8, 2005 is hereby incorporated by reference herein.
10.18
Amended and Restated Promissory Note, dated as of December 15, 2000, for $500,000, made by Michael J. Hartnett, Ph.D. and payable to Roller Bearing Company of America, Inc filed as Exhibit 10.20 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.19
Loan Agreement, dated as of April 1, 1999, by and between California Infrastructure and Economic Development Bank and Roller Bearing Company of America, Inc filed as Exhibit 10.21 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.20
Indenture Of Trust, dated as of April 1, 1999, between California Infrastructure and Economic Development Bank and U.S. Bank Trust National Association, as Trustee filed as Exhibit 10.22 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.21
Tax Regulatory Agreement, dated as of April 1, 1999, by and among California Infrastructure and Economic Development Bank, U.S. Bank Trust National Association, as Trustee, and Roller Bearing Company of America, Inc filed as Exhibit 10.23 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.

10.22
Lease Agreement, dated as of December 17, 1999, between Schaublin SA and RBC Schaublin SA filed as Exhibit 10.24 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.23
Lease by and among ABCS Properties, LLC, Michael H. Short and Lynn C. Short and Bremen Bearings, Inc. dated August 31, 2001 filed as Exhibit 10.25 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.24
Guarantee dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.2 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.25	Security Agreement, dated May 30, 2002, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.26	Pledge Agreement, dated May 30, 2002, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.27
Pledge Agreement, dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.3 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.28
Master Reaffirmation, dated August 15, 2005, by and among the Company and certain of its subsidiaries and General Electric Capital Corporation, as agent and Lender filed as Exhibit 99.4 on Form 8-K dated August 19, 2005 is hereby incorporated by reference herein.
10.29
Master Reaffirmation and Amendment to Loan Documents, dated June 29, 2004, by and among Roller Bearing Company of America, Inc., certain of its domestic subsidiaries, General Electric Capital Corporation, as agent and Lender.
10.30
Lease Agreement dated May 17, 2004 by and between Shadowmoss Properties, LLC, a South Carolina limited liability company and Roller Bearing Company of America, Inc filed as Exhibit 10.33 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.31
Credit Agreement, dated December 8, 2003, between Credit Suisse and Schaublin SA filed as Exhibit 10.34 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.32
Amendment No. 1 to Credit Agreement, dated November 8, 2004, between Credit Suisse and Schaublin SA filed as Exhibit 10.35 to the Registration Statement on Form S-1 dated May 11, 2005 is hereby incorporated by reference herein.
10.33	Letter Agreement by and among RBC Bearings Incorporated, Roller Bearing Company of America, Inc. Whitney & Co. and Dr. Michael J. Hartnett dated June 17, 2005.
10.34
Second Amended and Restated Stockholders' Agreement by and among RBC Bearings Incorporated, Whitney RBHC Investors, LLC, Whitney V.L.P., Dr. Michael J. Hartnett and Hartnett Family Investments, L.P. dated February 6, 2003 filed as Exhibit 10.37 to Amendment No. 4 to the Registration Statement dated August 9, 2005 is hereby incorporated by reference herein.
10.35
Amendment No. 1 dated August 13, 2005 to the Second Amended and Restated Stockholders' Agreement by and among RBC Bearings Incorporated, Whitney RBHC Investors, LLC, Whitney V.L.P., Dr. Michael J. Hartnett and Hartnett Family Investments, L.P. dated February 6, 2003, filed as Exhibit 10.38 to Amendment No. 4 to the Registration Statement dated August 9, 2005 is hereby incorporated by reference herein.

10.36	Purchase Agreement dated August 9, 2005 filed as Exhibit 1.1 on Form 8-K dated August 15, 2005 is hereby incorporated by reference herein.
14.1	Code of Ethics of the Registrant filed as Exhibit 14 to Form 10-Q dated February 14, 2006 is hereby incorporated by reference herein.
21.2	Subsidiaries of the Registrant.
23.1	Consent of Ernst & Young LLP.
23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).**
23.3	Consent of Valuation Research Corporation.
23.4	Consent of The Freedonia Group, Incorporated.
24.1	Powers of Attorney.

*
To be filed by amendment.

**
Filed herewith.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX